UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 15, 2006
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                             AMERICAN BILTRITE INC.
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               (Exact Name of Registrant as Specified in Charter)


             Delaware                   1-4773              04-1701350
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   (State or other jurisdiction       (Commission          (IRS Employer
         of Incorporation)             File No.)        Identification No.)


           57 River Street, Wellesley Hills, Massachusetts 02481-2097
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          (Address of principal executive offices, including zip code)

                                 (781) 237-6655
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              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01 OTHER EVENTS

      On September 15, 2006, American Biltrite Inc.'s majority-owned subsidiary Congoleum Corporation ("Congoleum") filed its Tenth Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., and the Asbestos Claimants' Committee, dated as of September 15, 2006 (the "Tenth Modified Plan"), and related proposed Disclosure Statement (the "Disclosure Statement") with the United States Bankruptcy Court for the District of New Jersey. Congoleum filed and proposed the Tenth Modified Plan jointly with the official committee representing its unsecured asbestos creditors. The modifications reflected in the Tenth Modified Plan largely address the treatment that the holders of Congoleum's 8.625% Senior Notes Due 2008 (the "Bondholders") will receive under Congoleum's proposed plan of reorganization. Specifically, on the effective date of the Tenth Modified Plan and conditioned upon the Bondholders as a class voting to accept the Tenth Modified Plan, the existing Congoleum Senior Notes will be cancelled and Congoleum will issue $100 million aggregate principal amount of new senior notes due August 2011 (the "New Senior Notes") to the former holders of the Congoleum Senior Notes. Interest on the New Senior Notes will be payable semi-annually at the rate of 10% per annum. The New Senior Notes will be secured by a lien on or security interest in all of Congoleum's assets (subject to certain limitations), which security interest will be subordinate in priority only to Congoleum's working capital credit facility Congoleum expects to have in place following confirmation of its proposed plan of reorganization under Section 524(g) of the United States Bankruptcy Code, which credit facility is expected to be on substantially the same terms as Congoleum's existing credit facility. The New Senior Notes will be contractually senior in priority and right of payment to the Plan Trust Note and the New Convertible Security (each as defined in the Tenth Modified Plan) to be issued pursuant to the Tenth Modified Plan to the plan trust to be established upon confirmation of Congoleum's plan of reorganization under Section 524(g) of the United States Bankruptcy Code, with the exception of certain litigation recoveries from a law firm that formerly represented Congoleum and which recoveries are to be pledged to that plan trust. The precise terms of the New Senior Notes will be set forth in a new indenture, which is the subject of negotiation. In addition to the New Senior Notes and after the effective date of the Tenth Modified Plan, the Bondholders may receive an additional $5 million from Congoleum, to be paid from the proceeds of insurance recoveries, contingent upon the consummation of certain insurance settlements and the receipt of a threshold amount of insurance proceeds.

The foregoing description of Congoleum's proposed modified plan of reorganization does not purport to be complete, does not address all the matters impacting Congoleum and American Biltrite Inc. under that plan and is subject to, and qualified in its entirety by, the Tenth Modified Joint Plan of Reorganization Under Chapter 11 of the United States Bankruptcy Code of Congoleum Corporation, et al., and the Asbestos Claimants' Committee, dated as of September 15, 2006, and the proposed Disclosure Statement relating thereto, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein.

On December 31, 2003, Congoleum filed a voluntary petition with the United States Bankruptcy Court for the District of New Jersey (Case No. 03-51524) seeking relief under Chapter 11 of the United States Bankruptcy Code as a means to resolve claims asserted against it related to the use of asbestos in its products decades ago.

Forward-Looking Statements

Some of the information presented in this Current Report on Form 8-K constitutes "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks, uncertainties and assumptions. These forward-looking statements are based on American Biltrite Inc.'s expectations, and American Biltrite Inc.'s understanding of Congoleum's expectations, as of the date of this report, of future events, and American Biltrite Inc. undertakes no obligation to update any of these forward-looking statements except as required by the federal securities laws. Although American Biltrite Inc. believes that these expectations are based on reasonable assumptions, within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not differ materially from its expectations. Readers are cautioned not to place undue reliance on any forward-looking statements. There can be no assurance that Congoleum will be successful in obtaining confirmation of its proposed amended Chapter 11 plan of reorganization in a timely manner or at all.

Any alternative plan of reorganization pursued by Congoleum or confirmed by the bankruptcy court could vary significantly from the version of the plan currently being pursued by Congoleum. Furthermore, the estimated costs and contributions required to confirm and to effect the proposed amended plan of reorganization or an alternative plan could be significantly greater than currently estimated. Any plan of reorganization pursued by Congoleum will be subject to numerous conditions, approvals and other requirements, including bankruptcy court approvals, and there can be no assurance that such conditions, approvals and other requirements will be satisfied or obtained.

Some additional factors that could cause actual results to differ from Congoleum's and American Biltrite Inc.'s objectives for resolving asbestos liability include: (i) the future cost and timing of estimated asbestos liabilities and payments; (ii) the availability of insurance coverage and reimbursement from insurance companies that underwrote the applicable insurance policies for asbestos-related claims, including insurance coverage and reimbursement for asbestos claimants under Congoleum's proposed modified plan of reorganization, which certain insurers have objected to in bankruptcy court and are litigating in New Jersey state court, or any other plan of reorganization;
(iii) costs relating to the execution and implementation of any plan of reorganization pursued by Congoleum or relating to any other plan or reorganization proposed by any other party in interest; (iv) timely reaching agreement with other creditors, or classes of creditors, that exist or may emerge; (v) satisfaction of the conditions and obligations under American Biltrite Inc.'s and Congoleum's respective outstanding debt instruments, and amendment of those outstanding debt instruments, as necessary, to permit Congoleum and American Biltrite Inc. to satisfy their obligations under any plan of reorganization; (vi) the extent to which American Biltrite Inc.'s equity interest in Congoleum is diluted or otherwise reduced in connection with any plan of reorganization, including the possible elimination of the interests of all existing shareholders of Congoleum through implementation of the "cram down" provisions of the United States Bankruptcy Code if the holders of Congoleum's Senior Notes do not vote as a class to accept Congoleum's plan of reorganization in the requisite numbers and amounts required by the United States Bankruptcy Code; (vii) the response from time-to-time of American Biltrite Inc.'s and Congoleum's lenders, customers, suppliers, holders of Congoleum's Senior Notes and their representatives, and other creditors and constituencies to the Chapter 11 process and related developments arising from the strategy to settle asbestos liability; (viii) Congoleum's ability to maintain debtor-in-possession financing sufficient to provide it with funding that may be needed during the pendency of its Chapter 11 case and to obtain exit financing sufficient to provide it with funding that may be needed for its operations after emerging from the bankruptcy process, in each case, on reasonable terms; (ix) timely obtaining sufficient creditor and court approval (including the results of any relevant appeals) of a reorganization plan and the court overruling any objections to the plan that may be filed; (x) developments in, costs associated with and the outcome of insurance coverage litigation pending in New Jersey state court involving Congoleum and certain insurers; (xi) the extent to which Congoleum is able to obtain reimbursement for costs it incurs in connection with the insurance coverage litigation; (xii) the impact any adopted federal legislation addressing asbestos claims may have on American Biltrite Inc.'s and Congoleum's businesses, results of operations or financial conditions; (xiii) compliance with the United States Bankruptcy Code, including Section 524(g); (xiv) the possible adoption of another party in interest's proposed plan of reorganization which may prove to be unfeasible; and (xv) the ability of American Biltrite Inc. to timely replace or refinance its secured credit facility, which expires on September 30, 2006. In addition, in view of American Biltrite Inc.'s relationships with Congoleum, American Biltrite Inc. could be affected by Congoleum's negotiations regarding its pursuit of a plan or reorganization, and there can be no assurance as to what that impact, positive or negative, might be. In any event, the failure of Congoleum to obtain confirmation and consummation of a Chapter 11 plan of reorganization would have a material adverse effect on Congoleum's business, results of operations or financial condition and could have a material adverse effect on American Biltrite Inc.'s business, results of operations or financial condition. Other factors that could cause or contribute to actual results differing from its expectations include those factors discussed in American Biltrite Inc.'s other filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 and its subsequent filings.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

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  EXHIBIT NO.                               DESCRIPTION
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      99.1      Tenth Modified Joint Plan of Reorganization Under Chapter 11 of
                the Bankruptcy Code of Congoleum Corporation, et al., and the Asbestos Claimants' Committee, dated as of September 15, 2006, including the exhibits thereto
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      99.2      Proposed Disclosure Statement with respect to the Tenth Modified
                Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., and the Asbestos Claimants' Committee, dated as of September 15, 2006, including the exhibits thereto with the exception of Exhibit A, which is included herein as Exhibit 99.1.
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

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 21, 2006                AMERICAN BILTRITE INC.


                                         By: /s/ Howard N. Feist III
                                             ------------------------------
                                             Name:  Howard N. Feist III
                                             Title: Chief Financial Officer

                                  Exhibit Index

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  EXHIBIT NO.                               DESCRIPTION
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      99.1      Tenth Modified Joint Plan of Reorganization Under Chapter 11 of
                the Bankruptcy Code of Congoleum Corporation, et al., and the Asbestos Claimants' Committee, dated as of September 15, 2006, including the exhibits thereto
--------------------------------------------------------------------------------
      99.2 Proposed Disclosure Statement with respect to the Tenth Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., and the Asbestos Claimants' Committee, dated as of September 15, 2006, including the exhibits thereto with the exception of Exhibit A, which is included herein as Exhibit 99.1.
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